UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 2, 2020

Jubilant Flame International, LTD
(Exact name of registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

10F., Yunfeng Building, No. 478 Wuzhong Rd, Shanghai, China 201103

(Address of principal executive offices)

+86 21 64748888

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

Thayer O’Neal Company, LLC applied for de-registration from the PCAOB.

On October 2, 2020, Jubilant Flame International, LTD (the “Company”) dismissed Thayer O’Neal Company, LLC as its independent registered public accounting firm, as Thayer O’Neal Company, LLC applied for de-registration from the PCAOB. The reports of Thayer O’Neal Company, LLC regarding the Company’s financial statements for the fiscal years ended February 29, 2020 and February 28, 2019 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern.

The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

During the Company’s fiscal years February 29, 2020 and February 28, 2019, and through October 2, 2020, there were (i) no disagreements with Thayer O’Neal Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Thayer O’Neal Company, LLC would have caused Thayer O’Neal Company, LLC to make reference to the subject matter of the disagreements in connection with its report, and (ii) with the exception of material weaknesses related to reconciliation of various accounts, lack of precision and accuracy to properly reflect in the financial statements, no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Thayer O’Neal Company, LLC with a copy of the foregoing disclosures and requested Thayer O’Neal Company, LLC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Thayer O’Neal Company, LLC agrees with the disclosures. A copy of the letter provided by Thayer O’Neal Company, LLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective October 2, 2020, the Company engaged TPS Thayer, LLC Certified Public Accountants (“TPS”) as the Company’s new independent registered public accounting firm. During the two most recent fiscal years and through October 2, 2020, the Company had not consulted with TPS regarding any of the following:

The application of accounting principles to a specific transaction, either completed or proposed; The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that TPS concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
16.1	Letter from Thayer O’Neal Company, LLC dated October 2, 2020 regarding change in certifying accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Jubilant Flame International, LTD

Date: October 2, 2020	By:	/s/ Yan Li
Yan Li
President and Director

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